UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
__________________________________________
Date of Report
(Date of earliest event reported)

May 19, 2016

THE GAP, INC.
_______________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 427-0100
(Registrant’s telephone number,
including area code)

N/A
_______________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On May 19, 2016, The Gap, Inc. (the “Company”) issued a press release announcing the Company’s earnings for the first quarter ended April 30, 2016. A copy of this press release is attached hereto as Exhibit 99.1.

Item 2.05.    Costs Associated with Exit or Disposal Activities

On May 19, 2016, the Company announced measures to better align talent and financial resources against its most important priorities; these measures are (i) a focus on geographies with the greatest potential and (ii) a streamlining of the Company’s operating model. The measures will result in the closure of its fleet of Old Navy stores in Japan, the closure of select Banana Republic stores, primarily internationally, and the creation of a more efficient global brand structure.

The Company expects to recognize pre-tax restructuring costs in fiscal 2016 of about $300 million, about $100 million of which is non-cash, from these measures. The Company expects that the majority of the charges will be long-term asset and lease-related costs. The balance of the charges will primarily include employee-related costs and inventory write-offs.

The Company believes this work will enable its portfolio of brands to move even faster in anticipating and responding to the ever-changing environment and needs of customers. The Company expects that these measures will be substantially implemented prior to the completion of the Company’s 2016 fiscal year ending January 28, 2017, and will result in annualized pre-tax savings of about $275 million.
This disclosure contains forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Forward-looking statements include statements regarding annualized savings and restructuring costs from, and the timing of, these measures. These forward-looking statements involve risks and uncertainties, and there are important factors that could cause the estimated future impact of these annualized savings and restructuring costs to differ materially from the forward-looking statements, including without limitation, the risk that subsequent unanticipated events, including unanticipated costs, may occur in connection with these measures. Additional information regarding factors that could cause results to differ can be found in our press release attached here to as Exhibit 99.1, our Annual Report on Form 10-K for the fiscal year ended January 30, 2016, and our subsequent filings with the U.S. Securities and Exchange Commission, all of which are available on gapinc.com.

Item 9.01.    Financial Statements and Exhibits

99.1	Press Release dated May 19, 2016 announcing earnings for the first quarter ended April 30, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.
(Registrant)

Date: May 19, 2016	By:	/s/ Sabrina L. Simmons
Sabrina L. Simmons
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 19, 2016 announcing earnings for the first quarter ended April 30, 2016.